MERRILL LYNCH
GLOBAL
RESOURCES
TRUST








FUND LOGO








Quarterly Report

October 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL RESOURCES TRUST


DEAR SHAREHOLDER


The environment for investments in the natural resource sector was mixed during the three-month period ended October 31, 1996. Overall, resource-related stocks posted moderate gains which were essentially in line with the returns of the broad global stock market averages. However, investor sentiment remained cautious as higher market interest rates early in the period raised investor concerns about the sustainability of economic activity in the United States and led to forecasts of slower economic growth in the second half of 1996. In addition, economic statistics released in Japan and continental Europe suggested that the pace of any economic recovery in these markets would remain slow. During the October quarter, energy-related stocks posted the strongest share price gains in our investment universe in response to sharp increases in the prices of crude oil and natural gas. Conversely, shares of gold mining companies generally declined as gold prices retreated toward the bottom of their recent trading range of $380--$400 per ounce.

For the quarter ended October 31, 1996, total returns for the Trust's Class A, Class B, Class C and Class D Shares were +6.05%, +5.76%, +5.78% and +6.04%, respectively. (Trust results shown do not reflect sales charges, and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 3--5 of this report to shareholders.)

Trust returns were enhanced by our large exposure to the energy sector, with particular emphasis on exploration and production (E&P) companies. Share prices of E&P companies worldwide benefited from stronger-than-expected oil and natural gas prices. Oil prices rallied sharply during the October quarter, driven by strong demand and low inventories of crude oil and oil products, particularly in the United States. In addition, oil prices have been further supported by increased tension in the Middle East and delays in the implementation of United Nations Resolution 986, which calls for a resumption of Iraqi oil exports for humanitarian aid. The price of natural gas was more volatile during the October quarter. Natural gas prices retreated sharply during the summer months in response to relatively mild weather in the United States, which reduced demand for air conditioning and thus, electricity. This reduced demand enabled natural gas inventories to be rebuilt at a greater-than-expected pace during the summer in preparation for this winter's heating season. However, despite this strong rebuild, natural gas inventories have remained about 10% below last year's levels. As we approach the season of peak demand, this tight inventory situation has fueled a strong rally in natural gas prices.

Trust returns were hurt by our exposure to gold mining stocks, which fell sharply in response to weaker gold prices. Gold prices have been suffering from a number of concerns about possible increases in the supply of gold to the marketplace including the potential for gold sales by the International Monetary Fund, further selling of gold by European central banks and increased forward selling of gold by producers. In addition, inflationary pressures have remained moderate in the world's major economies, thereby limiting the investment demand for gold. However, we believe that the physical demand for gold remains strong, driven by increasing jewelry demand in the world's emerging economies. In addition, this physical demand is expected to significantly exceed the newly mined supply of gold. This should keep the supply/demand balance for gold tight and could support a more positive gold price environment, despite the supply concerns mentioned above. In the portfolio, investments in the gold sector have focused on companies with low production costs and strong production and reserve growth potential.

Our exposure to the Japanese market also contributed negatively to Trust returns as stocks in Japan suffered from economic, political and currency uncertainties. We continue to believe that the Japanese economy is experiencing a moderate economic recovery which, combined with the recent weakening of the Japanese yen, could set the stage for an increase in corporate profitability. Investments in Japan are focused on companies in the steel, chemical and non-ferrous metals sectors, which should be prime beneficiaries of this improved economic scenario.

Investment Activities
During the October quarter, there were no significant geographic or industry allocation changes made in the portfolio. The Trust's largest exposure continued to be to the energy sector at about 32% of net assets. We did use the strength in the energy sector as an opportunity to realize profits in several exploration and production company holdings that had reached our price targets. This included the elimination of positions in Lasmo PLC, Saga Petroleum A.S., Belco Oil & Gas Corp. and Enron Oil & Gas Co. The proceeds from these sales were generally invested back into the energy sector in companies which offered better value, in our opinion. New positions established during the quarter included ENI Societa per Azioni, an Italian-based integrated oil company, and Northrock Resources Ltd., a fast growing Canadian-based exploration and production company. In addition, we added two new positions in the oil service sector, including Transocean Offshore Inc., a worldwide offshore drilling company which is experiencing sharp increases in the prices charged for the use of their drilling rigs, and Petroleum Geo-Services ASA, a Norwegian-based company that acquires, processes and markets 3-D marine seismic data which is increasingly being used in the exploration and development efforts of oil and gas companies.

We also maintained a significant exposure to the industrial side of our universe, including base metals and forest product companies. Base metals shares generally should be among the prime beneficiaries of an increase in global economic activity. Despite the uncertainty surrounding the copper trading losses at Sumitomo Corp., supply/demand fundamentals in the base metals industries remain tight. This could lead to higher base metals prices if economic growth continues to expand worldwide, as we expect. In the paper and forest products industry, lumber prices have moved sharply higher in response to strong housing activity, particularly in the United States. In addition, there is some evidence that inventories are being worked down and that order levels are increasing in some paper grades, which could give the industry greater pricing flexibility going forward. Despite the risk of a near-term slowdown in earnings momentum in some of these areas resulting from sluggish industrial commodity prices, we remain positive on the intermediate-term outlook for these industries. In our opinion, the emerging trend of stronger worldwide economic growth should keep the demand for these industrial commodities on an upward trend and should provide support for underlying commodity prices.

In Conclusion
We continue to be optimistic about the outlook for the natural resources sector. There continues to be uncertainty over the sustainability of recent advances in economic growth, and much debate over the implications of this growth for the financial markets. We remain encouraged by recent positive economic trends and believe we may be moving toward a period of synchronized growth in both the industrialized and developing economies. We expect this to keep the demand for most basic commodities on an upward trend and strengthen fundamental supply/demand prospects for most natural resource-related industries which, in turn, should have positive implications for the earnings of many resource-related companies. We remain positive on the intermediate-term prospects for the natural resource sector and remain fairly fully invested, with cash levels in the Trust at 2.8% of net assets.

We thank you for your investment in Merrill Lynch Global Resources Trust, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Peter A. Lehman)
Peter A. Lehman
Vice President and Portfolio Manager


November 22, 1996

PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +10.13%         +4.35%
Five Years Ended 9/30/96                  + 6.03          +4.89
Inception (10/24/88)
through 9/30/96                           + 7.46          +6.73

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                         +9.00%         +5.00%
Five Years Ended 9/30/96                   +4.93          +4.93
Ten Years Ended 9/30/96                    +7.19          +7.19

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                         +8.96%         +7.96%
Inception (10/21/94)
through 9/30/96                            +5.78          +5.78

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +9.87%         +4.10%
Inception (10/21/94)
through 9/30/96                            +6.65          +3.73

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/24/88--12/31/88                 $12.50       $12.00       $0.049         $0.139         - 2.48%
1989                                12.00        14.89         --            0.378         +27.39
1990                                14.89        14.36        0.039          0.415         - 0.68
1991                                14.36        13.94        0.786          0.471         + 5.91
1992                                13.94        12.89         --            0.238         - 5.87
1993                                12.89        15.19         --            0.138         +19.01
1994                                15.19        15.14         --            0.242         + 1.20
1995                                15.14        16.51         --            0.149         +10.03
1/1/96--10/31/96                    16.51        18.08         --            0.230         +10.93
                                                             ------         ------
                                                       Total $0.874   Total $2.400

                                                   Cumulative total return as of 10/31/96: +80.84%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
8/2/85--12/31/85                   $10.00       $ 9.99         --             --           - 0.10%
1986                                 9.99        12.75       $0.280         $0.110         +32.37
1987                                12.75        13.61        1.978          0.181         +21.22
1988                                13.61        12.00        0.340          0.206         - 7.86
1989                                12.00        14.89         --            0.230         +26.09
1990                                14.89        14.37        0.039          0.245         - 1.70
1991                                14.37        13.96        0.786          0.305         + 4.79
1992                                13.96        12.92         --            0.090         - 6.82
1993                                12.92        15.17         --            0.049         +17.83
1994                                15.17        15.16         --            0.035         + 0.15
1995                                15.16        16.51         --            0.002         + 8.92
1/1/96--10/31/96                    16.51        18.13         --            0.018         + 9.92
                                                             ------         ------
                                                       Total $3.423   Total $1.471

                                                  Cumulative total return as of 10/31/96: +152.55%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                 $15.93       $15.10         --           $0.052          -4.88%
1995                                15.10        16.44         --             --            +8.87
1/1/96--10/31/96                    16.44        17.98         --            0.086          +9.90
                                                                            ------
                                                                      Total $0.138

                                                   Cumulative total return as of 10/31/96: +13.82%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                 $15.96       $15.14         --           $0.068         - 4.71%
1995                                15.14        16.49         --            0.131         + 9.78
1/1/96--10/31/96                    16.49        18.06         --            0.186         +10.67
                                                                            ------
                                                                      Total $0.385

                                                   Cumulative total return as of 10/31/96: +15.78%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results*
                                                                                      12 Month  3 Month
                                                       10/31/96   7/31/96  10/31/95   % Change  % Change
ML Global Resources Trust Class A Shares                $18.08    $17.27    $15.43     +17.17%    +4.69%
ML Global Resources Trust Class B Shares                 18.13     17.16     15.45     +17.35     +5.65
ML Global Resources Trust Class C Shares                 17.98     17.08     15.39     +16.83     +5.27
ML Global Resources Trust Class D Shares                 18.06     17.21     15.41     +17.20     +4.94
ML Global Resources Trust Class A Shares--Total Return                                 +18.69(1)  +6.05(1)
ML Global Resources Trust Class B Shares--Total Return                                 +17.47(2)  +5.76(2)
ML Global Resources Trust Class C Shares--Total Return                                 +17.40(3)  +5.78(3)
ML Global Resources Trust Class D Shares--Total Return                                 +18.43(4)  +6.04(4)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.230 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.018 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.086 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.186 per share ordinary income dividends.


SCHEDULE OF INVESTMENTS
                                                                                                                     Percent of
Industries                   Shares Held             Common Stocks                         Cost             Value    Net Assets
Aluminum                          80,000   Alcan Aluminium, Ltd.                       $  2,093,048     $  2,630,000    1.1%
                                  40,000   Alumax, Inc.                                   1,317,446        1,285,000    0.5
                                  20,000   Aluminum Company of America                    1,046,083        1,172,500    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,456,577        5,087,500    2.1

Chemicals                         36,000   Air Products and Chemicals, Inc.               1,622,124        2,160,000    0.9
                                 568,000   Asahi Chemical Industry Co., Ltd.              4,208,558        3,545,319    1.5
                                  80,000   BASF AG                                        1,916,610        2,558,985    1.1
                                  30,000   Dow Chemical Co. (The)                         2,085,598        2,332,500    1.0
                                  38,600   duPont (E.I.) de Nemours & Co.                 2,355,327        3,580,150    1.5
                                  22,750   Hanna (M.A.) Co.                                 301,412          483,438    0.2
                                                                                       ------------     ------------  ------
                                                                                         12,489,629       14,660,392    6.2

Diversified Companies            102,000   Asahi Glass Co., Ltd.                          1,223,974        1,076,044    0.5
                                  80,200   Canadian Pacific, Ltd.                         1,233,487        2,025,050    0.8
                                  42,100   Coastal Corp.                                  1,074,580        1,810,300    0.8
                                 145,000   Cyprus Amax Minerals Co.                       3,620,701        3,280,625    1.4
                                  90,000   Norcen Energy Resources Ltd.                   1,158,729        1,926,318    0.8
                                 125,000   Occidental Petroleum Corp.                     2,430,650        3,062,500    1.3
                                 273,000   RGC Ltd.                                       1,101,113        1,233,209    0.5
                                                                                       ------------     ------------  ------
                                                                                         11,843,234       14,414,046    6.1

Gold                             514,000   Acacia Resources Ltd.                          1,073,547          969,481    0.4
                                 228,600   Amax Gold, Inc.                                1,366,292        1,257,300    0.5
                                  94,500   Ashanti Goldfields Co. Ltd. (GDR)**            2,346,106        1,582,875    0.7
                                 122,500   Cambior Inc.                                   1,625,848        1,699,232    0.7
                                 903,900   Delta Gold N.L.                                1,698,537        1,719,218    0.7
                                 163,200   Driefontein Consolidated Ltd.                  2,534,252        2,167,990    0.9
                                 598,000   Great Central Mines N.L.                       1,856,264        1,815,094    0.8
                                 107,000   Miramar Mining Corp.                             587,841          526,661    0.2
                                 251,100   Newcrest Mining Ltd.                           1,086,013          867,626    0.4
                                 105,622   Newmont Mining Corp.                           4,102,539        4,885,018    2.0
                                 195,000   Placer Dome Inc.                               4,363,154        4,680,000    2.0
                                 131,500   Prime Resources Group, Inc.                    1,286,428          965,974    0.4
                                 390,000   Santa Fe Pacific Gold Corp.                    5,287,327        4,631,250    1.9
                                 118,000   TVX Gold Inc.                                    960,815          885,000    0.4
                                                                                       ------------     ------------  ------
                                                                                         30,174,963       28,652,719   12.0

Integrated Oil                    64,300   Amerada Hess Corp.                             3,369,902        3,560,612    1.5
Companies--Domestic               36,000   Amoco Corp.                                    2,013,660        2,727,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          5,383,562        6,287,612    2.6

Integrated Oil                   495,200   British Petroleum Co., PLC                     2,004,658        5,324,304    2.2
Companies--                       75,000   ENI Societa per Azioni (ADR)*                  3,506,250        3,562,500    1.5
International                     11,800   OMV AG                                         1,254,684        1,155,950    0.5
                                 149,800   Petro-Canada (Installment Receipts) (a)        1,172,496        1,535,450    0.7
                                  78,800   Repsol, S.A.                                   2,272,896        2,574,537    1.1
                                 103,100   Societe Nationale Elf Aquitaine (ADR)*         3,717,503        4,136,887    1.7
                                  60,600   Total, S.A. (Class B)                          3,726,036        4,744,497    2.0
                                 122,000   Yacimientos Petroliferos Fiscales
                                           S.A. (ADR)*                                    2,997,273        2,775,500    1.2
                                                                                       ------------     ------------  ------
                                                                                         20,651,796       25,809,625   10.9

Metals & Mining                   56,900   ASARCO Inc.                                    1,644,835        1,493,625    0.6
                               1,157,000   Centaur Mining & Exploration Ltd.              1,731,136        1,898,030    0.8
                                 141,100   Falconbridge Ltd. (Installment
                                           Receipts) (b)                                  2,117,890        2,157,171    0.9


SCHEDULE OF INVESTMENTS (continued)
                                                                                                                     Percent of
Industries                   Shares Held             Common Stocks                         Cost             Value    Net Assets
Metals & Mining                   38,800   Inco Ltd.                                   $  1,284,094     $  1,231,900    0.5%
(concluded)                      267,800   Industrias Penoles, S.A. de C.V.               1,202,241        1,063,201    0.5
                               2,470,000   M.I.M. Holdings Ltd.                           5,396,407        3,210,259    1.4
                                  75,000   Minsur S.A.                                      597,621          674,534    0.3
                                 446,000   Mitsubishi Materials Corp.                     2,245,661        1,983,965    0.8
                                 142,900   Noranda Inc.                                   2,693,208        3,143,821    1.3
                                 150,000   Outokumpu OY                                   2,732,694        2,533,448    1.1
                                  53,100   P.T. Tambag Timah (GDR)**                        661,263          811,102    0.3
                                 754,500   Pasminco Ltd.                                  1,010,576        1,171,965    0.5
                                  35,200   Phelps Dodge Corp.                             2,053,082        2,213,200    0.9
                                 615,000   QNI Ltd.                                       1,235,188        1,237,964    0.5
                                 246,100   RTZ Corp. PLC (The)                            3,193,164        3,933,009    1.7
                                  32,000   Rio Algom Ltd.                                   619,108          668,208    0.3
                               2,020,000   Savage Resources Ltd.                          1,528,389        2,001,062    0.8
                                 222,000   Savage Resources Ltd. (Warrants) (c)              29,591           56,299    0.0
                                 275,000   Sumitomo Metal Mining Co. Ltd.                 2,291,588        2,158,901    0.9
                                 215,000   Trelleborg `B' Fria                            2,921,179        2,783,066    1.2
                                 854,400   WMC Ltd.                                       5,101,474        5,369,498    2.3
                                                                                       ------------     ------------  ------
                                                                                         42,290,389       41,794,228   17.6

Oil & Gas Producers              115,000   Apache Corp.                                   3,073,528        4,082,500    1.7
                                 403,000   Chauvco Resources, Ltd.                        4,669,606        3,997,241    1.7
                                  53,500   Chieftain International Inc.                   1,193,792        1,250,562    0.5
                                 123,200   Enserch Exploration Inc.                       1,228,418        1,216,600    0.5
                                 353,200   Enterprise Oil PLC                             2,355,722        3,191,431    1.3
                                  38,300   Louisiana Land and Exploration Co.
                                           (The)                                          1,566,743        2,178,312    0.9
                                 132,400   Mitchell Energy & Development Corp.
                                           (Class B)                                      2,726,427        2,747,300    1.2
                                 149,500   Northrock Resources Ltd.                       1,191,795        1,271,012    0.5
                                 125,000   Oryx Energy Co.                                2,084,645        2,406,250    1.0
                                  20,500   Pancanadian Petroleum Ltd.                       777,815          825,565    0.4
                               3,403,000   Premier Oil Co. PLC                            1,322,348        1,854,338    0.8
                                 500,000   Ranger Oil Ltd.                                3,356,104        3,750,000    1.6
                                  43,100   Sonat Inc.                                     1,364,019        2,122,675    0.9
                                  51,400   Vastar Resources, Inc.                         1,384,713        1,908,225    0.8
                                                                                       ------------     ------------  ------
                                                                                         28,295,675       32,802,011   13.8

Oil Services                      66,200   Coflexip Stena Offshore, Inc. (ADR)*           1,405,958        1,489,500    0.6
                                  45,700   IHC Caland N.V.                                  953,482        2,551,312    1.1
                                  55,600   Petroleum Geo-Services ASA (ADR)*              1,621,254        1,883,450    0.8
                                  24,000   Schlumberger Ltd.                              1,377,346        2,379,000    1.0
                                  37,500   Transocean Offshore Inc.                       2,296,948        2,371,875    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,654,988       10,675,137    4.5

Paper & Pulp                     152,133   Aracruz Celulose S.A. (ADR)*                     609,565        1,217,064    0.5
                                 168,700   Avenor Inc.                                    3,241,945        2,893,654    1.2
                                  85,000   Empresa Nacional de Celulosas S.A.
                                           (ENCE)                                         1,253,909        1,093,505    0.5
                                  44,900   Georgia-Pacific Corp.                          2,852,927        3,367,500    1.4
                                  31,400   International Paper Co.                        1,181,730        1,342,350    0.6
                                 455,000   Metsa Serla OY 'B'                             3,935,508        3,164,326    1.3
                                  90,000   Mo Och Domsjo AB Co.                           2,005,224        2,480,774    1.0
                                 376,496   Slocan Forest Products Ltd.                    3,304,672        3,958,978    1.7
                                  50,400   UPM-Kymmene Corp.                                895,347        1,023,712    0.4
                                  89,000   Weyerhaeuser Co.                               3,780,150        4,082,875    1.7
                                  34,000   Willamette Industries, Inc.                    1,278,536        2,278,000    1.0
                                                                                       ------------     ------------  ------
                                                                                         24,339,513       26,902,738   11.3


SCHEDULE OF INVESTMENTS (concluded)
                                                                                                                     Percent of
Industries                   Shares Held             Common Stocks                         Cost             Value    Net Assets
Petroleum Refining               250,000   Total Petroleum (North America), Ltd.       $  3,028,198     $  2,406,250    1.0%

Plantations                      717,000   Golden Hope Plantations BHD                    1,325,785        1,220,546    0.5
                                 720,000   Kuala Lumpur Kepong BHD                          983,702        1,809,976    0.8
                                                                                       ------------     ------------  ------
                                                                                          2,309,487        3,030,522    1.3

Steel                            472,000   British Steel PLC                              1,240,738        1,310,942    0.5
                                 703,000   Kobe Steel Ltd.                                2,038,466        1,668,659    0.7
                                  71,000   Koninklijke Nederlansche Hoogovens
                                           en Staalfabrienken N.V.                        3,078,006        2,528,091    1.1
                               1,438,000   Nippon Steel Corp.                             4,907,419        4,197,064    1.7
                               1,527,000   Sumitomo Metal Industries, Ltd.                4,948,535        4,201,767    1.8
                                                                                       ------------     ------------  ------
                                                                                         16,213,164       13,906,523    5.8

Wood Products                     92,500   Louisiana-Pacific Corp.                        2,943,595        1,930,937    0.8
                                 115,000   Pacific Forest Products Ltd.                   1,270,696        1,500,858    0.6
                                 146,100   Riverside Forest Products Ltd.                 2,401,223        2,070,177    0.9
                                                                                       ------------     ------------  ------
                                                                                          6,615,514        5,501,972    2.3

                                           Total Common Stocks                          215,746,689      231,931,275   97.5

                                    Face
                                  Amount   Short-Term Securities

Repurchase                    $6,764,000   UBS Securities Funding, Inc.,
Agreements***                              purchased on 10/31/1996 to yield
                                           5.50% to 11/01/1996                            6,764,000        6,764,000    2.8

                                           Total Short-Term Securities                    6,764,000        6,764,000    2.8

Total Investments                                                                      $222,510,689      238,695,275  100.3
                                                                                       ============
Liabilities in Excess of Other Assets                                                                       (745,582)  (0.3)
                                                                                                        ------------  ------
Net Assets                                                                                              $237,949,693  100.0%
                                                                                                        ============  ======

Net Asset                     Class A--Based on net assets of $24,013,118 and
Value:                                 1,327,931 shares of beneficial interest
                                       outstanding                                                      $      18.08
                                                                                                        ============
                              Class B--Based on net assets of $96,080,382 and
                                       5,298,282 shares of beneficial interest
                                       outstanding                                                      $      18.13
                                                                                                        ============
                              Class C--Based on net assets of $4,934,486 and
                                       274,400 shares of beneficial interest
                                       outstanding                                                      $      17.98
                                                                                                        ============
                              Class D--Based on net assets of $112,921,707 and
                                       6,252,617 shares of beneficial interest
                                       outstanding                                                      $      18.06
                                                                                                        ============

  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Repurchase Agreements are fully collateralized by US Government
   & Agency Obligations.
(a)Receipts evidence payment by the Trust of 71% of the purchase price of common stock of Petro-Canada. The Trust is obligated to pay the remaining 29%, approximately $475,000, over the next year.
(b)Receipts evidence payment by the Trust of 67% of the purchase price of common stock of Falconbridge Ltd. The Trust is obligated to pay the remaining 33%, approximately $1,000,000, over the next year.
(c)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.



PORTFOLIO INFORMATION

For the Quarter Ended October 31, 1996

                                   Percent of
Ten Largest Equity Holdings        Net Assets

WMC Ltd.                                2.3%
British Petroleum Co., PLC              2.2
Newmont Mining Corp.                    2.0
Total, S.A. (Class B)                   2.0
Placer Dome Inc.                        2.0
Santa Fe Pacific Gold Corp.             1.9
Sumitomo Metal Industries, Ltd.         1.8
Nippon Steel Corp.                      1.7
Societe Nationale Elf Aquitaine (ADR)   1.7
Weyerhaeuser Co.                        1.7


Additions

Acacia Resources Ltd.
Amerada Hess Corp.
Chieftain International Inc.
ENI Societa per Azioni (ADR)
Miramar Mining Corp.
Northrock Resources Ltd.
Petroleum Geo-Services ASA (ADR)
Transocean Offshore Inc.

Deletions

Belco Oil & Gas Corp.
Enron Oil & Gas Co.
Lasmo PLC
Mobil Corp.
Nippon Light Metal Co. Ltd.
Saga Petroleum A.S.
Unocal Corp.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Edward P. Ix, Jr., Vice President
Peter A. Lehman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863